                                   PROSPECTUS

                    SPDR(R) S&P(R) EMERGING ASIA PACIFIC ETF
                            SPDR(R) S&P(R) CHINA ETF
                      SPDR(R) S&P(R) EMERGING MARKETS ETF
                       SPDR(R) S&P(R) EMERGING EUROPE ETF
                   SPDR(R) S&P(R) EMERGING LATIN AMERICA ETF
                SPDR(R) S&P(R) EMERGING MIDDLE EAST & AFRICA ETF
                           SPDR(R) S&P(R) BRIC 40 ETF

                                 JUNE 19, 2007

                       (AS SUPPLEMENTED OCTOBER 29, 2007)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUNDS ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT, NOR ARE SHARES DEPOSITS OR OBLIGATIONS OF ANY BANK. SUCH SHARES IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE LOSS OF PRINCIPAL.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                               TABLE OF CONTENTS

OVERVIEW OF THE FUNDS.....................................           1
  Who Should Invest?......................................           1
  Principal Strategies of the Funds.......................           2
  SPDR(R) S&P(R) Emerging Asia Pacific ETF................           3
  SPDR(R) S&P(R) China ETF................................           4
  SPDR(R) S&P(R) Emerging Markets ETF.....................           5
  SPDR(R) S&P(R) Emerging Europe ETF......................           5
  SPDR(R) S&P(R) Emerging Latin America ETF...............           6
  SPDR(R) S&P(R) Emerging Middle East & Africa ETF........           7
  SPDR(R) S&P(R) BRIC 40 ETF..............................           7
PRINCIPAL RISKS...........................................           9
PERFORMANCE BAR CHARTS AND TABLES.........................          19
FEES AND EXPENSES.........................................          20
  Example.................................................          21
ADDITIONAL INVESTMENT STRATEGIES, RISKS AND OTHER
  CONSIDERATIONS..........................................          22
  Additional Investment Strategies........................          22
  Additional Risks........................................          22
MANAGEMENT................................................          25
INDEX LICENSES/DISCLAIMERS................................          27
DETERMINATION OF NET ASSET VALUE..........................          28
BUYING AND SELLING THE FUNDS..............................          29
PURCHASE AND REDEMPTION OF CREATION UNITS.................          29
DISTRIBUTIONS.............................................          32
PORTFOLIO HOLDINGS........................................          33
TAX MATTERS...............................................          33
INDEX DESCRIPTIONS........................................          38
GENERAL INFORMATION.......................................          45
WHERE TO LEARN MORE ABOUT THE FUNDS.......................  Back cover

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                             OVERVIEW OF THE FUNDS

     The investment portfolios offered by this Prospectus (each is referred to as a "Fund" and collectively, the "Funds") are series of a registered investment company (the "Trust") and are set forth below:

     - SPDR(R) S&P(R) Emerging Asia Pacific ETF

     - SPDR(R) S&P(R) China ETF

     - SPDR(R) S&P(R) Emerging Markets ETF

     - SPDR(R) S&P(R) Emerging Europe ETF

     - SPDR(R) S&P(R) Emerging Latin America ETF

     - SPDR(R) S&P(R) Emerging Middle East & Africa ETF

     - SPDR(R) S&P(R) BRIC 40 ETF

     Each Fund, using an "indexing" investment approach, seeks to replicate as closely as possible, before fees and expenses, the total return performance of a market index (each, an "Index"). For more information regarding each Index, please refer to the "Index Descriptions" section of this Prospectus. SSgA Funds Management, Inc. (the "Adviser") serves as investment adviser to the Funds.

     The shares of the Funds (the "Shares") are listed on the American Stock Exchange ("AMEX"). The Shares trade on the AMEX at market prices that may differ to some degree from the Shares' net asset values. Each Fund issues and redeems its Shares on a continuous basis -- at net asset value -- only in a large specified number of Shares called a "Creation Unit,"* principally in-kind for securities included in the Index. EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUNDS.

                               WHO SHOULD INVEST?

     Each Fund is designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of equity securities of companies in the respective Index. Each Fund may be suitable for long-term investment in the market or sector represented in its Index. The Funds may also be used as an asset allocation tool or as a speculative trading instrument.

---------------
* Except that under the "Dividend Reinvestment Service" described further in the Statement of Additional Information, Shares may be created in less than a Creation Unit and upon termination of a Fund, Shares may be redeemed in less than a Creation Unit.

Unlike conventional mutual funds, which are only bought and sold at closing net asset values, the Funds' Shares have been designed to be tradable in a secondary market on the AMEX on an intraday basis and to be created and redeemed principally in-kind in Creation Units at each day's next calculated net asset value. These arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions that may affect the net asset value of the applicable Fund. Moreover, in contrast to conventional mutual funds where portfolio securities may need to be sold to fund redemptions, potentially generating taxable gains for shareholders, the in-kind redemption mechanism of the Funds generally will not lead to a tax event for shareholders who remain invested in a Fund.

                       PRINCIPAL STRATEGIES OF THE FUNDS

     The Adviser seeks a correlation of 0.95 or better between each Fund's performance and the performance of its Index; however, a number of factors may affect a Fund's ability to achieve a high correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation. A correlation of 1.00 would represent perfect correlation.

     Currently, with respect to the SPDR S&P BRIC 40 ETF, the Adviser will generally invest in all of the stocks comprising its Index in proportion to the weightings in its Index. However, in seeking to achieve the objective of the other Funds, and under various circumstances where it may not be possible or practicable to purchase all of the stocks in the SPDR S&P BRIC 40 ETF's Index, the Adviser utilizes a sampling methodology. Sampling means that the Adviser uses quantitative analysis to select stocks that represent a sample of securities in the Index that have a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, and other financial characteristics of stocks.

     In addition, from time to time, stocks are added to or removed from an Index and consequently the countries represented by an Index, except with respect to the SPDR S&P China ETF and SPDR S&P BRIC 40 ETF, may change. The Adviser may sell stocks that are represented in an Index, or purchase stocks that are not yet represented in an Index, in anticipation of their removal from or addition to an Index. Further, the Adviser may choose to overweight stocks in an Index, purchase or sell securities not in an Index, or utilize various combinations of other available investment techniques, in seeking to track an Index.

     The Adviser will normally invest at least 90% of each Fund's assets, except for the SPDR S&P BRIC 40 ETF, in the securities of companies in its Index. The Adviser will normally invest at least 80% of the SPDR S&P BRIC 40 ETF's assets in the securities of companies in its Index. Such investments generally include stocks, American Depositary Receipts ("ADRs"), and Global Depositary Receipts ("GDRs") which trade on developed market exchanges; specifically the Hong Kong Stock Exchange, the London Stock Exchange, NASDAQ, and the New York Stock Exchange ("NYSE"), (the "Investment Security"). If an Investment Security for a company is not available, the Adviser may purchase the actual foreign security as a replacement for the Investment Security included in the applicable Index. In order to provide each Fund additional flexibility to comply with the requirements of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), other regulatory requirements and to manage future corporate actions and Index changes, the Adviser may invest the remainder of each Fund's assets in securities that are not included in its Index.

     Each Fund also may invest its other assets in futures contracts, options on futures contracts, other types of options, and swaps related to its Index, as well as cash and cash equivalents. Each Fund will generally concentrate its investments in a particular industry or sector to approximately the same extent that its Index is so concentrated. Each Fund is non-diversified and therefore may invest a larger portion of its assets in securities of a single issuer than that of a diversified fund.

     Each Fund will provide shareholders with at least 60 days notice prior to any material change in the above-noted 90% or 80% investment policies, as applicable, or its Index. The Board of Trustees of the Trust may change a Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated. The Trustees may not change a Fund's investment objective without shareholder approval.

                    SPDR(R) S&P(R) EMERGING ASIA PACIFIC ETF
                                 (SYMBOL: GMF)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the emerging markets of the Asia Pacific region. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy and "sampling" methodology designed to track the total return performance of the S&P/Citigroup BMI Asia Pacific Emerging Index ("Asia

Pacific Emerging Index" or the "Index"). The Index is a market capitalization weighted index that defines and measures the investable universe of publicly traded companies domiciled in an emerging market in the Asia Pacific region. As of March 31, 2007, the Index consisted of companies from China, India, Indonesia, Malaysia, Pakistan, the Philippines, Taiwan and Thailand. The Asia Pacific Emerging Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. As of March 31, 2007, the Index was comprised of 1,107 stocks.

     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; SAMPLING INDEX TRACKING RISK; FOREIGN SECURITIES RISKS; EMERGING MARKETS RISK; GEOGRAPHIC RISK; COUNTRY AND REGIONAL RISK; DERIVATIVES RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; NON-DIVERSIFIED RISK; CONCENTRATION RISK and MANAGEMENT RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                            SPDR(R) S&P(R) CHINA ETF
                                 (SYMBOL: GXC)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the Chinese equity market. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy and "sampling" methodology designed to track the total return performance of the S&P/Citigroup BMI China Index ("China Index" or the "Index"). The Index is a market capitalization weighted index that defines and measures the investable universe of publicly traded companies domiciled in China, but legally available to foreign investors. The China Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. As of March 31, 2007, the Index was comprised of 199 stocks.

     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; SAMPLING INDEX TRACKING RISK; FOREIGN SECURITIES RISKS; EMERGING MARKETS RISK; GEOGRAPHIC RISK; COUNTRY AND REGIONAL RISK; DERIVATIVES RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; NON-DIVERSIFIED RISK; CONCENTRATION RISK and MANAGEMENT RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                      SPDR(R) S&P(R) EMERGING MARKETS ETF
                                 (SYMBOL: GMM)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the emerging markets of the world. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy and "sampling" methodology designed to track the total return performance of the S&P/Citigroup BMI Emerging Markets Index ("Emerging Markets Index" or the "Index"). The Index is a market capitalization weighted index that defines and measures the investable universe of publicly traded companies domiciled in emerging markets. As of March 31, 2007, the Index consisted of companies from Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. The Emerging Markets Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. As of March 31, 2007, the Index was comprised of 1,869 securities.

     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; SAMPLING INDEX TRACKING RISK; FOREIGN SECURITIES RISKS; EMERGING MARKETS RISK; GEOGRAPHIC RISK; COUNTRY AND REGIONAL RISK; DERIVATIVES RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; NON-DIVERSIFIED RISK; CONCENTRATION RISK and MANAGEMENT RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                       SPDR(R) S&P(R) EMERGING EUROPE ETF
                                 (SYMBOL: GUR)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the European emerging markets. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy and "sampling" methodology designed to track the total return performance of the S&P/Citigroup BMI European Emerging Capped Index ("European Emerging Index" or the "Index"). The Index is a market capitalization weighted index that defines and measures the investable universe of publicly traded companies domiciled in European Emerging markets. As of March 31, 2007, the Index consisted of companies from the Czech Republic, Hungary, Poland, Russia and Turkey. The European Emerging Index Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. Each individual stock is capped at a maximum of 24% of Index weight and changes in capping are monitored on the quarterly rebalancing dates. As of March 31, 2007, the Index was comprised of 182 stocks.

     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; SAMPLING INDEX TRACKING RISK; FOREIGN SECURITIES RISKS; EMERGING MARKETS RISK; GEOGRAPHIC RISK; COUNTRY AND REGIONAL RISK; DERIVATIVES RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; NON-DIVERSIFIED RISK; CONCENTRATION RISK and MANAGEMENT RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                   SPDR(R) S&P(R) EMERGING LATIN AMERICA ETF
                                 (SYMBOL: GML)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the Latin American equity markets. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy and "sampling" methodology designed to track the total return performance of the S&P/Citigroup BMI Latin America Index ("Latin America Index" or the "Index"). The Index is a market capitalization weighted index that defines and measures the investable universe of publicly traded companies domiciled in emerging Latin American markets. As of March 31, 2007, the Index consisted of companies from Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The Latin America Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. As of March 31, 2007, the Index was comprised of 269 stocks.

     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; SAMPLING INDEX TRACKING RISK; FOREIGN SECURITIES RISKS; EMERGING MARKETS RISK; GEOGRAPHIC RISK; COUNTRY AND REGIONAL RISK; DERIVATIVES RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; NON-DIVERSIFIED RISK; CONCENTRATION RISK and MANAGEMENT RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                SPDR(R) S&P(R) EMERGING MIDDLE EAST & AFRICA ETF
                                 (SYMBOL: GAF)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the Middle East and African equity markets. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy and "sampling" methodology designed to track the total return performance of the S&P/Citigroup BMI Middle East & Africa Index ("Middle East & Africa Index" or the "Index"). The Index is a market capitalization weighted index that defines and measures the investable universe of publicly traded companies domiciled in emerging markets in the Middle East & Africa. As of March 31, 2007, the Index consisted of companies from Egypt, Israel, Jordan, Morocco, Nigeria and South Africa. The Middle East & Africa Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. As of March 31, 2007, the Index was comprised of 310 stocks.

     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; SAMPLING INDEX TRACKING RISK; FOREIGN SECURITIES RISKS; EMERGING MARKETS RISK; GEOGRAPHIC RISK; COUNTRY AND REGIONAL RISK; DERIVATIVES RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; NON-DIVERSIFIED RISK; CONCENTRATION RISK and MANAGEMENT RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                           SPDR(R) S&P(R) BRIC 40 ETF
                                 (SYMBOL: BIK)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the emerging markets of Brazil, Russia, India and China. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P(R) BRIC 40 Index ("BRIC 40 Index" or the "Index"). The Index is a market capitalization weighted index that defines and measures the investable universe of companies domiciled in the emerging markets of Brazil, Russia, India and China that are listed on the Hong Kong Stock Exchange, the London Stock Exchange,

Nasdaq and/or the NYSE. The BRIC 40 Index is "float adjusted," meaning that only those shares publicly available to investors are included in the Index calculation. As of March 31, 2007, the Index was comprised of 40 securities.

     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; FOREIGN SECURITIES RISKS; EMERGING MARKETS RISK; GEOGRAPHIC RISK; COUNTRY AND REGIONAL RISK; DERIVATIVES RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; NON-DIVERSIFIED RISK; CONCENTRATION RISK; MANAGEMENT RISK and LIQUIDITY RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                                PRINCIPAL RISKS

     THE FUNDS' SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS. THE FUNDS MAY NOT ACHIEVE THEIR OBJECTIVES. AN INVESTMENT IN A FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

     INDEX AND EQUITY RISK (All Funds): Unlike many investment companies, each Fund is not actively "managed." Therefore, a Fund would not sell a stock because the stock's issuer was in financial trouble unless that stock is removed from its Index. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the relevant Index. Stock values could decline generally or could underperform other investments.

     SAMPLING INDEX TRACKING RISK (All Funds except SPDR S&P BRIC 40 ETF): Each Fund's return may not match or achieve a high degree of correlation with the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Index, and also incurs costs in buying and selling securities, especially when rebalancing a Fund's securities holdings to reflect changes in the composition of its Index, or representative sample of its Index. Each Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Since each Fund utilizes a sampling approach and may invest in ADRs or GDRs based on the securities in its Index and futures or other derivative positions, its return may not correlate as well with the return on its Index, as would be the case if each Fund purchased all of the stocks in its Index. This risk is particularly acute for the Funds due to the greater risks of foreign investment described below and this risk may be exacerbated for Funds with low asset levels.

     FOREIGN SECURITIES RISKS (All Funds): Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Each Fund's net asset value is determined on the basis of U.S. dollars. Foreign currencies, investments, and other assets and liabilities, if any, are translated into U.S. dollars at current exchange rates. Therefore, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar even if the local currency value of a Fund's holdings goes up.

     Foreign Securities. Each Fund will invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include ADRs which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Foreign securities also include GDRs, which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

     Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

     Depositary receipts may be unregistered and unlisted. A Fund's investments may also include ADRs and GDRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933, as amended ("Securities Act"). The Adviser will determine the liquidity of such investments pursuant to guidelines established by the Board of Trustees. If a particular investment in such ADRs or GDRs is deemed illiquid, that investment will be included within a Fund's limitation on investment in illiquid securities. In any event, such investments will not exceed 10% of a Fund's assets (15% with respect to SPDR S&P BRIC 40 ETF's assets). It is possible that ADRs and GDRs purchased by a Fund in reliance on Rule 144A could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell these types of ADRs or GDRs and the point at which a Fund is permitted or able to sell such security, a Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

     Foreign securities involve special risks and costs. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

     Currency. Because each Fund's net asset value is determined on the basis of U.S. dollars, a Fund may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings rises.

     Forward Currency Exchange Contracts. Each Fund may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates. Foreign currency exchange contracts will be used at the discretion of the Adviser, and the Fund is not required to hedge its foreign currency positions. A forward currency contract is an obligation to exchange one currency for another on a future date at a specified exchange rate. Forward currency contracts are privately negotiated transactions, and can have substantial price volatility. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund's foreign holdings increases because of currency fluctuations.

     EMERGING MARKETS RISK (All Funds): Some foreign markets in which the Funds invest are considered to be emerging markets. Investment in these emerging markets subjects a Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. These economies are less developed and can be overly reliant on particular industries and more vulnerable to changes in international trade, trade barriers and other protectionist or retaliatory measures. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight and the volatility of emerging markets may be heightened by the actions of a few major investors. Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalism, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls, and these could be repeated in the future. In certain emerging markets, investments may be subject to heightened risks with regard to ownership and custody of securities. For example, security ownership may be evidenced by entries in the books of a company or its registrar, which may not be independent of the issuer, instead of through a central registration system and without effective government supervision. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists could, along with other factors, result in the registration of a Fund's shareholding being completely lost and cause a Fund to suffer an investment loss. For these and other reasons, investments in emerging markets are often considered speculative.

     GEOGRAPHIC RISK (All Funds): Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Japan), or a specific region (e.g., the Middle East and African countries) is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

     COUNTRY AND REGIONAL RISK

     Brazil (SPDR S&P BRIC 40 ETF): Brazil has, in recent history, experienced substantial economic instability resulting from, among other things, periods of very high inflation and significant devaluations of the Brazilian currency. Brazil also has suffered from chronic structural public sector deficits. Such challenges have contributed to a high degree of price volatility in both the Brazilian equity and foreign currency markets. In addition, the Brazilian economy may be significantly affected by the economies of other Latin American countries. High interest, inflation, and unemployment rates generally characterize the economies in Latin American countries. Currency devaluations in any one Latin American country can have a significant affect on the entire Latin American region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region's exports, the economies of Latin American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Latin American countries can experience significant volatility.

     Russia (SPDR S&P BRIC 40 ETF): Since the breakup of the Soviet Union in 1991, Russia has experienced and continues to experience dramatic political and social change. Because Russia is undergoing a rapid transition from a centrally-controlled command system to a more market-oriented democratic model, the Fund may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments. Also, Russian securities markets are substantially smaller, less liquid and more volatile than the securities markets in the United States. A few issuers represent a large percentage of market capitalization and trading volume of Russian markets. Additionally, financial information on Russian issuers may not be as reliable as U.S. companies because they are not necessarily prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards. There is also the potential for unfavorable action such as expropriation, dilution, devaluation, default or excessive taxation by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign entities. Also, to the extent that the Fund invests directly in the securities of Russian companies, there is greater risk that the Fund's ownership rights in such direct securities could be lost through fraud or negligence because ownership of shares in Russian companies is recorded by the companies themselves and by registrars instead of through a central registration system. Because Russian banking institutions and registrars are not guaranteed by the state, the Fund may not be able to pursue claims on behalf of the Fund's shareholders. Additionally, because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the price of oil and gas on the world market. A decline in the price of oil and gas could have a negative impact on the Russian economy and thereby affect the financial condition, results of operations or prospects of Russian energy companies. This negative impact could be particularly acute for the Fund if its Index has a high concentration of Russian energy companies.

     India (SPDR S&P BRIC 40 ETF): Certain countries in the India region are either comparatively underdeveloped or in the process of becoming developed. Greater India investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. In comparison to the United States and other developed countries, countries in the Indian subcontinent may have relatively unstable governments and econo-mies that are based on a small number of sectors (e.g., the technology and financials sectors). Accordingly, the Fund may be more susceptible to any economic, market, political or other event affecting these sectors.

     China (SPDR S&P China ETF and SPDR S&P BRIC 40 ETF): The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represents a large portion of China total market and thus may be more sensitive to adverse political or economic circumstances and market movements.

     The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China's political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which the Fund invests. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect the values of the China companies in which the Fund invests.

     From time to time, certain of the companies comprising the Index may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries identified by the U.S. government as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations which could negatively affect the company's performance, and/or could suffer damage to its reputation if it is identified as a company which invests or deals with countries which are identified by the U.S. government as state sponsors of terrorism or subject to sanctions. As an investor in such companies, the Fund will be indirectly subject to those risks.

     Europe (SPDR S&P Emerging Europe ETF): Developed and emerging market countries in Europe will be significantly affected by the tight fiscal and monetary controls of the European Monetary Union. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.

     Latin America (SPDR S&P Emerging Latin America ETF): The Latin American economies are generally considered emerging markets and can be significantly affected by currency devaluations. The markets in Latin America can be extremely volatile. In addition, the Latin American economies can be particularly sensitive to fluctuations in commodity prices. A relatively small number of Latin American companies represents a large portion of Latin America's total market and thus may be more sensitive to adverse political or economic circumstances and market movements.

     Middle East and Africa (SPDR S&P Emerging Middle East & Africa ETF):
Certain markets are in only the earliest stages of development. There also may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers in Middle Eastern/African countries typically are fewer in number and less well capitalized than brokers in the United States.

     Certain economies in Middle Eastern/African countries depend to a significant degree upon exports of primary commodities such as gold, silver, copper, diamonds and oil. These economies therefore are vulnerable to changes in commodity prices, which in turn may be affected by a variety of factors. In addition, many Middle Eastern/African governments have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, governmental actions in the future could have a significant effect on economic conditions in Middle Eastern/African countries. This could affect private sector companies and the Fund, as well as the value of securities in the Fund's portfolio.

     The legal systems in certain Middle Eastern/African countries also may have an adverse impact on the Fund. For example, the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation generally is limited to the amount of the shareholder's investment. However, the notion of limited liability is less clear in certain Middle Eastern/African countries. The Fund therefore may be liable in certain Middle Eastern/African countries for the acts of a corporation in which it invests for an amount greater than the Fund's actual investment in that corporation. Similarly, the rights of investors in Middle Eastern/African issuers may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a Middle Eastern/African country. Some Middle Eastern/African countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. For example, certain countries may require governmental approval prior to investment by foreign persons or limit the amount of investment by foreign persons in a particular issuer. They may also limit the investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals.

     The manner, in which foreign investors may invest in companies in certain Middle Eastern/African countries, as well as limitations on those investments, may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of these countries to invest initially through a local broker or other entity and then have the shares that were purchased re-registered in the name of the Fund. Re-registration in some instances may not be possible on a timely basis. This may result in a delay during which the Fund may be denied certain of its rights as in investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled.

     Substantial limitations may exist in certain Middle Eastern/African countries with respect to a Fund's ability to repatriate investment income or capital gains. The Fund could be adversely affected in delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investment. Securities which are subject to material legal restrictions on repatriation of assets will be considered illiquid securities by the Fund and subject to the limitations on illiquid investments.

     Pacific Region (SPDR S&P Emerging Asia Pacific ETF): Many of the Pacific region's economies can be exposed to high inflation rates, undeveloped financial services sectors, and heavy reliance on international trade. The region's economies are also dependent on the economies of Asia, Europe and the United States and, in particular, on the price and demand for agricultural products and natural resources. Currency devaluations or restrictions, political and social instability, and deteriorating economic conditions may result in significant downturns and increased volatility in the economies of countries of the Pacific region as has occurred in the past.

     DERIVATIVES RISK (All Funds): A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

     LARGE CAP RISK (All Funds): Returns on investments in stocks of large companies could trail the returns on investments in stocks of smaller and mid-sized companies.

     MID CAP RISK (All Funds): Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

     SMALL CAP RISK (All Funds): Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies.

     MICRO CAP RISK (All Funds except SPDR S&P BRIC 40 ETF): Micro cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro cap companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded, and thus difficult for a Fund to buy and sell in the market.

     NON-DIVERSIFIED RISK (All Funds): Each Fund is non-diversified and, as a result, may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single issuer than that of a diversified fund, the performance of that issuer can have a substantial impact on a Fund's share price. Each Fund intends to maintain the required level of diversification so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with diversification requirements of the Internal Revenue Code could limit the investment flexibility of each Fund.

     CONCENTRATION RISK (All Funds): Each Fund's assets will generally be concentrated in an industry or group of industries to the extent that its Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if a Fund's assets were invested in a wider variety of industries.

     MANAGEMENT RISK (All Funds): Because each Fund does not fully replicate its Index, each Fund is subject to management risk. This is the risk that the Adviser's security selection process, which is subject to a number of constraints, may not produce the intended results.

                                  PERFORMANCE
                             BAR CHARTS AND TABLES

     The Funds do not have a full calendar year of performance history. Once the Funds have completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Funds by showing the variability of the Funds' returns based on net assets and comparing each Fund's performance to its Index, which is a broad-based securities index.

                               FEES AND EXPENSES

     This table describes the estimated fees and expenses that you may pay if you buy and hold Shares of the Funds.(1)

                                                  SPDR                                        SPDR
                                                   S&P                SPDR        SPDR         S&P        SPDR S&P
                                                EMERGING    SPDR       S&P         S&P      EMERGING      EMERGING        SPDR
                                                  ASIA       S&P    EMERGING    EMERGING      LATIN      MIDDLE EAST    S&P BRIC
                                                 PACIFIC    CHINA    MARKETS     EUROPE      AMERICA      & AFRICA         40
                                                   ETF       ETF       ETF         ETF         ETF           ETF           ETF
                                                ---------   -----   ---------   ---------   ---------   -------------   ---------
SHAREHOLDER FEES
(fees paid directly from your investment. See
"Purchase and Redemption of Creation Units"
for a discussion of Creation and Redemption
Transaction Fees).............................    0.00%     0.00%     0.00%       0.00%       0.00%         0.00%          0.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from a Fund's
assets)(2)
  Management Fees(3)..........................    0.59%     0.59%     0.59%       0.59%       0.59%         0.59%          0.50%
  Distribution and Service (12b-1) Fees.......    None      None      None        None        None          None           None
  Other Expenses(3),(4).......................    0.01%     0.01%     0.01%       0.01%       0.01%         0.01%          0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES..........    0.60%     0.60%     0.60%       0.60%       0.60%         0.60%          0.50%
  Less Contractual Fee waiver.................     N/A       N/A       N/A         N/A         N/A           N/A          (0.10%)(5)
NET ANNUAL FUND OPERATING EXPENSES............    0.60%     0.60%     0.60%       0.60%       0.60%         0.60%          0.40%(5)

---------------
(1) You will incur customary brokerage commissions when buying and selling Shares of the Funds.

(2) Expressed as a percentage of average daily net assets.

(3) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustees' counsel fees), litigation expenses and other extraordinary expenses.

(4) "Other Expenses" are estimates based on the anticipated expenses that are expected to be incurred for the fiscal year ending September 30, 2007.

(5) The Adviser has contractually agreed to waive its advisory fee and reimburse certain expenses until June 19, 2008, so that the Fund's Net Annual Fund Operating Expenses are limited to 0.40% of the Fund's average daily net assets. The Adviser may continue such waiver from year to year, but there is no guarantee that the Adviser will do so.

                                    EXAMPLE

     This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other funds. Each Fund creates and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the relevant Index. SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the relevant Index), assuming a 5% annual return and that the Funds' estimated operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IN A CREATION UNIT IS FOR ILLUSTRATION PURPOSES ONLY, AS SHARES WILL BE ISSUED BY THE FUNDS ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED INDICATIONS OF EXPECTED FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESS THAN THE ESTIMATES.

                                                             1       3
                                                            YEAR   YEARS
                                                            ----   -----
                                                            ($)     ($)
SPDR S&P Emerging Asia Pacific ETF........................   62     193
SPDR S&P China ETF........................................   62     193
SPDR S&P Emerging Markets ETF.............................   62     193
SPDR S&P Emerging Europe ETF..............................   62     193
SPDR S&P Emerging Latin America ETF.......................   62     193
SPDR S&P Emerging Middle East & Africa ETF................   62     193
SPDR S&P BRIC 40 ETF......................................   41     150

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

     Each Fund issues and redeems shares at net asset value only in large blocks of shares called Creation Units. Generally, only institutions or large investors purchase or redeem Creation Units. A standard fee is charged to each purchase or redemption of Creation Units, as set forth in the table later in this Prospectus under "Creation and Redemption Transaction Fees". The fee is a single charge and will be the same regardless of the number of Creation Units purchased or redeemed on the same day. Investors who hold Creation Units will also pay the annual Fund operation expenses described under "Fees and Expenses" earlier in this Prospectus.

                       ADDITIONAL INVESTMENT STRATEGIES,
                         RISKS AND OTHER CONSIDERATIONS

                        ADDITIONAL INVESTMENT STRATEGIES

     Each Fund may invest its remaining assets in money market instruments, including repurchase agreements, or funds that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act); convertible securities; structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular stock or stock index) and options and futures contracts. Options, futures contracts, convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its benchmark Index and in managing cash flows. Each Fund will not invest its assets as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that, under normal circumstances, it may take approximately five business days for additions and deletions to an Index to be reflected in the portfolio composition of each Fund.

     Borrowing Money. Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

     Lending Securities. Each Fund may lend securities from its holdings via a securities lending program to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities, however a Fund may call loans to vote proxies if a material issue affecting the investment is to be voted upon. Such loans may be terminated at any time by a Fund.

                                ADDITIONAL RISKS

     Trading Issues. Trading in Shares on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX, make trading in Shares inadvisable. In addition, trading in Shares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to AMEX "circuit breaker" rules. There can be no assurance that the requirements of the

AMEX necessary to maintain the listing of each Fund will be met, continue to be met or will remain unchanged.

     Fluctuation of Net Asset Value. The net asset value of the Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in a Fund's net asset value and supply and demand of Shares on the AMEX. It cannot be predicted whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained.

     Lending of Securities. Although each Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by such Fund). In addition, each Fund will bear the risk of loss of any cash collateral that it may invest.

     Continuous Offering. The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur.

     Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

     For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

     Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. The Trust, however, has received exemptive relief from Section 4(3) of the Securities Act. Dealers who are not underwriters are exempt from the prospectus delivery obligations, subject to certain terms and conditions which have been set forth in a Securities and Exchange Commission ("SEC") exemptive order issued to the Trust.

                                   MANAGEMENT

     Adviser. SSgA Funds Management, Inc. serves as the Adviser to the Funds and, subject to the supervision of the Board of Trustees, is responsible for the investment management of each Fund. The Adviser provides an investment management program for each Fund and manages the investment of each Fund's assets. The Adviser, part of State Street Bank and Trust Company ("State Street") and other affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of March 31, 2007, the Adviser managed approximately $136 billion in assets. As of March 31, 2007, SSgA managed approximately $1.8 trillion in assets, including approximately $740 billion in equity index funds. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

     For the services provided to the Funds under the Investment Advisory Agreement, each Fund, except the SPDR S&P BRIC 40 ETF, will pay the Adviser an annual fee of 0.59% of each Fund's average daily net assets. For the services provided to the SPDR S&P BRIC 40 ETF under the Investment Advisory Agreement, the SPDR S&P BRIC 40 ETF will pay the Adviser an annual fee of 0.50% of the SPDR S&P BRIC 40 ETF's average daily net assets. However, the Adviser has contractually agreed to waive its advisory fee and reimburse certain expenses so that the SPDR S&P BRIC 40 ETF's Net Annual Fund Operating Expenses are limited to 0.40% of the SPDR S&P BRIC 40 ETF's average daily net assets until June 19, 2008. The Adviser may continue such waiver from year to year, but there is no guarantee that the Adviser will do so.

     From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustees' counsel fees), litigation expenses, and other extraordinary expenses.

     A discussion regarding the basis for the Board of Trustee's approval of the Investment Advisory Agreement for the Funds (except for SPDR S&P BRIC 40 ETF) is available in the Trust's semi-annual report to shareholders dated March 31, 2007. A discussion regarding the basis for the Board of Trustee's approval of the Investment Advisory Agreement for the SPDR S&P BRIC 40 ETF will be available in the Trust's annual report to shareholders dated September 30, 2007.

     Portfolio Managers. The Adviser manages each Fund using a team of investment professionals. The team approach is used to create an environ-ment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSgA. Each portfolio management team is overseen by the SSgA Investment Committee.

     Key professionals primarily involved in the day-to-day portfolio management for each of the Funds include Lynn Blake and John Tucker.

     Ms. Blake, CFA, is a Managing Director of SSgA and a Principal of the Adviser. She joined the firm in 1987 and is the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake received a Bachelor of Science degree from the School of Management at Boston College and an MBA degree in Finance from Northeastern University. She is a member of the Boston Security Analysts Society.

     Mr. Tucker, CFA, is a Vice President of SSgA and a Principal of the Adviser. He joined the firm in 1988 and is the Unit Head for the firm's Exchange Traded Funds Management Team. Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society and the CFA Institute.

     Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the Statement of Additional Information.

     Administrator, Custodian and Transfer Agent. State Street is the Administrator for the Funds, the Custodian for the Funds' assets and serves as Transfer Agent to the Funds.

     Lending Agent. State Street or another third party agent may in the future act as the securities lending agent for the Funds. For its services, the lending agent typically receives a portion of the net investment income, if any, earned on the collateral received for the securities loaned.

     Distributor. State Street Global Markets, LLC is the Distributor of the Funds' Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

                           INDEX LICENSES/DISCLAIMERS

     S&P/Citigroup BMI Asia Pacific, S&P/Citigroup BMI China Index, S&P/Citigroup BMI Emerging Markets Index, S&P/Citigroup European Emerging Capped Index, S&P/Citigroup BMI Latin America Index, S&P/Citigroup BMI Middle East & Africa Index and S&P BRIC 40 Index (together, the "S&P Indexes"), "S&P(R)", "Standard & Poor's(R)", are trademarks of The McGraw-Hill Companies, Inc. and, except with respect to the S&P BRIC 40 Index, Citigroup Global Markets Inc. ("Citigroup"). The Citigroup Mark is a trademark of Citigroup and has been licensed for use by Standard & Poor's.

     The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and neither Standard & Poor's nor Citigroup makes any representation regarding the advisability of investing in these Funds. SSgA Fund Management, Inc, and the Trust are permitted to use these trademarks pursuant to a License Agreement with Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

     The Funds are not sponsored, endorsed, sold or promoted by S&P or Citigroup and neither S&P nor Citigroup makes any representation or warranty, express or implied, to the Trust, the Adviser, the Distributor, or Beneficial Owners of the Funds' shares regarding the advisability of investing in index securities or exchange-traded funds generally or in the Funds particularly or the ability of the S&P Indexes to track stock market performance. S&P's and Citigroup's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and Citigroup and of the S&P Indexes which is determined, comprised and calculated by S&P without regard to the Funds or its shareholders. S&P and Citigroup have no obligation to take the needs of the Funds or their shareholders into consideration in determining, comprising or calculating the S&P Indexes. S&P and Citigroup are not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Funds' shares. S&P and Citigroup have no obligation or liability in connection with the administration, marketing or trading of the Funds.

     STANDARD & POOR'S AND CITIGROUP DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S AND CITIGROUP MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUNDS, THEIR SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED UNDER THE LICENSE AGREEMENT, OR FOR ANY OTHER USE. STANDARD & POOR'S AND CITIGROUP MAKE NO EXPRESS OR IMPLIED WARRANTIES,

AND EXPRESSLY DISCLAIM ALL SUCH WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S OR CITIGROUP HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per Share for each Fund is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Funds' custodian and determined each business day, normally at the close of regular trading of the New York Stock Exchange ("NYSE") (ordinarily 4:00 p.m., New York time) ("Closing Time"). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

     The value of each Fund's portfolio securities is based on the securities' last sale price on local markets when available. If a security's market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board of Trustees (the "Board") believes will better reflect fair value in accordance with the Trust's valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the "Committee"). The Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices.

     Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by its Index. This may result in a difference between a Fund's performance and the performance of its Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

                          BUYING AND SELLING THE FUNDS

     The Shares are listed for secondary trading on the AMEX. If you buy or sell Shares in the secondary market, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares will trade on the AMEX at prices that may differ to varying degrees from the daily net asset value of the Shares. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long.

     The AMEX will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value ("IOPV") relating to the Funds. The IOPV calculations are estimates of the value of the Funds' net asset value per Share using market data converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market's close. Premiums and discounts between the IOPV and the market price may occur. The IOPV is the approximate value of Shares of the Funds. This should not be viewed as a "real-time" update of the net asset value per Share of the Funds, which is calculated only once a day. Neither the Funds, nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

                   PURCHASE AND REDEMPTION OF CREATION UNITS

     Each Fund issues Shares and redeems Shares only in Creation Units at their respective net asset values on a continuous basis only on a day the NYSE is open for business, in Creation Unit sizes of 100,000 Shares per Creation Unit.

     The Creation Unit size for a Fund may change. Authorized Participants will be notified of such change as far in advance as possible.

     Each Fund imposes no restrictions on the frequency of creations (i.e., purchases) and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Trust's shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike conventional mutual funds, each Fund issues and redeems its shares at net asset value per share for a basket of securities intended to track the performance of the Fund's portfolio, plus cash, and each Fund's shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to a Fund or its shareholders.

     Investors such as market-makers, large investors and institutions may wish to transact in Creation Units directly with the Funds. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units. For more detailed information, see "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     Creation. In order to create (i.e., purchase) Creation Units of a Fund, an investor must generally deposit a portfolio designated by the Adviser of equity securities constituting a replication or a representation of the stocks included in the Fund's Index (the "Deposit Securities") and a cash payment referred to as the "Cash Component." The list of names and number of shares of the Deposit Securities is made available by the Custodian through the facilities of the National Securities Clearing Corporation ("NSCC"), immediately prior to the opening of business each day of the AMEX. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities.

     Orders must be placed in proper form by or through a participant of the Depository Trust Company ("DTC Participant" or "Authorized Participant") that has entered into an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units ("Participant Agreement"). Investors should contact the Distributor for the names of DTC Participants that have signed a Participant Agreement. The Participant Agreement sets forth the time(s) associated with order placement and other terms and conditions associated with placing an order. Due to the rebalancing of an Index or other reasons beyond the Trust's control, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day. Such notification will be made as far in advance as possible.

     A fixed transaction fee, in the amount set forth in the table under "Creation and Redemption Transaction Fees" later in this Prospectus, is applicable to each creation transaction regardless of the number of Creation Units created in the transaction. The price for each Creation Unit will equal the aggregate daily net asset value per Share, plus the transaction fees described later in this Prospectus and, if applicable, any transfer taxes. Purchasers of shares in Creation Units are responsible for payment of the costs of transferring the securities to a Fund.

     Shares may be issued in advance of receipt of Deposit Securities subject to various conditions as set forth in the Participant Agreement, including a requirement to maintain on deposit with the Trust cash at least equal to the specified percentage, as set forth in the Participant Agreement, of the market value of the missing Deposit Securities. See "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     Legal Restrictions on Transactions in Certain Stocks (Purchase). An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the creation of a Creation Unit may, at the Fund's discretion, be permitted to submit a custom order, as further described in the Statement of Additional Information, and deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the creation of a Creation Unit.

     Redemption. The Custodian makes available immediately prior to the opening of business on the AMEX, through the facilities of the NSCC, the list of the names and the number of Shares of each Fund's portfolio securities that will be applicable for redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units. The redemption proceeds generally consist of the Fund Securities, plus cash, less the applicable transaction fee and, if applicable, any transfer taxes. Shares may be redeemed only in creation units at their net asset value next determined after acceptance of a redemption order in proper form through the Transfer Agent pursuant to the terms of the Participant Agreement. Should the Fund Securities have a value greater than the net asset value of Shares, a compensating cash payment to the applicable Fund equal to the differential will be required to be arranged for by, or on behalf of, the redeeming shareholder by the DTC Participant, as the case may be. For more detail, see "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     Orders to redeem Creation Units of a Fund may only be effected by or through a DTC Participant at the time(s) and in accordance with the other terms and conditions set forth in the Participant Agreement. Due to the rebalancing of an Index or other reasons beyond the Trust's control, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day. Such notification will be made as far in advance as possible.

     A fixed transaction fee, in the amount set forth in the table under "Creation and Redemption Transaction Fees" later in this Prospectus, is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction.

     Legal Restrictions on Transactions in Certain Stocks (Redemption). An investor subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash at the Fund's discretion.

Creation and Redemption Transaction Fees:

                                                   TRANSACTION
FUND                                                  FEE*
----                                               -----------
SPDR S&P Emerging Asia Pacific ETF...............    $ 8,000
SPDR S&P China ETF...............................    $ 1,300
SPDR S&P Emerging Markets ETF....................    $ 9,000
SPDR S&P Emerging Europe ETF.....................    $ 3,000
SPDR S&P Emerging Latin America ETF..............    $   500
SPDR S&P Emerging Middle East & Africa ETF.......    $ 1,500
SPDR S&P BRIC 40 ETF.............................    $   500

---------------

 * From time to time, any Fund may waive all or a portion of its applicable transaction fee.

                                 DISTRIBUTIONS

     Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

     Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

     Income dividend distributions, if any, for each Fund are distributed to shareholders annually. Net capital gains for all Funds are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code.

     Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

                               PORTFOLIO HOLDINGS

     A description of the Trust's policies and procedures with respect to the disclosure of each of the Fund's portfolio securities is available in the Statement of Additional Information.

                                  TAX MATTERS

     As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Funds.

     Unless your investment in the Funds is through a tax-exempt entity or tax deferred retirement account, such as a 401 (k) plan, you need to be aware of the possible tax consequences when:

     - Each Fund makes distributions,

     - You sell Shares listed on the Exchange, and

     - You create or redeem Creation Units

     Taxes on Distributions. Each Fund will distribute any net investment income quarterly, and any net realized long-term or short-term capital gains annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations. Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gain regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     Distributions paid in January, but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

     Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

     Foreign Income Taxes. Investment income received by each Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle each Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the end of its taxable year consist of foreign stocks or securities, such Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.

     Non-U.S. Investors. If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Under recently enacted legislation, the Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The

Fund may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

     Certain Funds may invest in REITs. Under recent legislation, the Code provides a look-through rule for distributions of so-called FIRPTA gain by a Fund if all of the following requirements are met: (i) the Fund is classified as a "qualified investment entity." A "qualified investment entity" includes entities taxable as regulated investment companies ("RICs") if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations, and (ii) you are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, distributions by a Fund are treated as gain from the disposition of a U.S. real property interest (USRPI), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that non-U.S. investors to file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. If these rules do not apply to a distribution, such distribution in the hands of a non-U.S. investor is subject to the same treatment referenced in the preceding paragraph.

     Non-U.S. investors are encouraged to review the Statement of Additional Information for additional discussion of these issues. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the proposed legislation.

     Taxes on Exchange-Listed Share Sales. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

     Taxes on Creations and Redemptions of Creation Units. A person who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible.

     Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

     If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

     Certain Tax Exempt Investors. A Fund investing in certain limited real estate investments and other publicly traded partnerships may be required to pass-through certain "excess inclusion income" and other income as "unrelated business taxable income" ("UBTI"). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in the Funds regarding this issue and recent IRS pronouncements regarding the treatment of such income in the hands of such investors.

     Certain investments held by the Funds may be classified as passive foreign investment companies or "PFICs" under the Internal Revenue Code. Accordingly, investors should carefully consider the tax consequences of the impact that the PFIC investments may have on the Funds and consult their own tax advisors before making an investment. Additional information pertaining to the potential tax consequence to the Funds, and to the shareholders, from the Funds' potential investments in PFICs can be found in the Statement of Additional Information.

     Backup Withholding. A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided a Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to a Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

     The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

                               INDEX DESCRIPTIONS

     Standard & Poor's Index Services is the world's foremost producer and calculator of market indices. Standard & Poor's indexes are used for a variety of investing activities, including benchmarking active investments and serving as the underlying for passive funds. In addition to independently developing indices, Standard & Poor's from time to time works with third parties interested in creating custom indices with characteristics matching the requirements of specific investment situations.

     Standard & Poor's is a leader in providing financial data, analytical research and investment and credit opinions to the global capital markets. Among the company's many products are the S&P Global 1200, the first real-time, global equity index, the S&P 500, the premier U.S. portfolio index, and credit ratings on more than 220,000 securities and funds. With 5,000 employees located in 19 countries, Standard & Poor's is an integral part of the world's financial architecture.

                           S&P/CITIGROUP BMI INDEXES

     The S&P/Citigroup Indexes were developed in 1989 in a collaborative effort between Salomon Smith Barney and the consulting firm Frank Russell, the latter ending the partnership four years later. In 2004, Standard & Poor's announced its acquisition of the indices from Citigroup, which had previously acquired the indices through merger and rebranded them with its trademark.

     The S&P/Citigroup Global Equity Index Series represents the full global universe of institutionally investable stocks currently listed in 53 markets. Standard & Poor's is a division of The McGraw-Hill Companies, Inc. and has been calculating indices since 1923.

INDEX CRITERIA & METHODOLOGY

     A. Component Selection Criteria

             To qualify for index inclusion, a company must first meet the minimum requirements to enter and remain in the S&P/Citigroup BMI Global Index universe, the parent index for the S&P/Citigroup series.

             To be added to the S&P/Citigroup BMI Global Index, a company must:

               - Be domiciled in one of the world's developed or emerging markets.

               - Have at least USD 100 million in free float capitalization at the time of index reconstitution.

             - Post a minimum value traded of USD 25 million for the 12 months preceding the annual reconstitution.

             A stock may be added to the S&P/Citigroup BMI Global index in between regular reconstitutions if an initial public offering ("IPO") is large enough to warrant inclusion. Companies are removed from the S&P/Citigroup BMI Global Index if their free float capital falls below $75 million or below $25 million value traded for the preceding 12 months at the time of the annual reconstitution.

     B.  Methodology

             The S&P/Citigroup indexes are market capitalization weighted and adjusted for free float, meaning that only those shares publicly available for trading are used in calculation of index values. Four categories of shares are subtracted from a company's market capitalization to obtain its percentage shares in free float: (i) corporate cross holdings, (ii) private control blocks holdings accounting for 10% or more of total capital; (iii) government holdings; and (iv) legally-restricted shares. All investable primary market share classes are included in the index. All ordinary share classes, except fixed-dividend shares, are eligible for inclusion.

             Shares used in index calculations are adjusted for corporate actions on their ex-dates. These actions include splits, scrip and bonus issues, and preemptive rights. For actions resulting in no net change to the capitalization of the issue, the index divisor remains unchanged.

             Index divisors are adjusted for all extraordinary dividends, non-cash corporate distributions, and monies distributed via share buybacks. The index levels are price levels and, therefore, do not account for ordinary dividends.

             The following corporate actions result in changes to the index divisor: special dividends that are a return of capital, divestitures in the form of spin-offs, installment calls on partly paid issues, and buybacks through tender offers.

             With respect to the S&P/Citigroup BMI European Emerging Capped Index, stocks are capped at a maximum of 24% of index weight and changes in capping are monitored on a quarterly basis on the quarterly rebalancing dates.

     C.   Liquidity

             A company must post a minimum value traded of USD 25 million for the 12 month preceding the annual reconstitution to remain in the S&P/Citigroup series.

INDEX MAINTENANCE AND ISSUE CHANGES

     The S&P/Citigroup BMI Indexes are maintained by a team of analysts working under the direction of the S&P Index Committee. Index reconstitution takes place annually and involves both a bottom-up and a top-down review of all aspects of index construction.

     All listed common equities in index-eligible countries are evaluated for membership by taking into consideration multiple factors, including: price per share, total shares outstanding, available free float of shares outstanding, and market foreign exchange rate versus the U.S. dollar.

     A.  Additions

             Companies will be added to the index at the time of the annual reconstitution if their free float market capitalization exceeds $100 million and they are domiciled in one of the existing component countries. The company must also post a minimum of $25 million in value traded in the 12 months preceding the reconstitution.

             Newly public companies that arise from spin-offs, privatizations, and other events will be added each quarter if their market caps register above the median of a country's total market capitalization range. They may be added sooner if their size and expected liquidity warrants immediate inclusion.

     B.  Deletions

             Companies will be deleted from the index whose market capitalization falls below $75 million at the time of the annual reconstitution or those that have less than $15 million value traded in the last 12 months.

             Companies that fall below $150 million free float market cap on the final business day of a month are removed from the index at the following month end.

             If a company's shares are no longer available due to a cash acquisition or as a result of bankruptcy or delisting, the company will be deleted from the index without replacement. If an issue stops pricing, its index membership will be maintained at the final offer price until its removal. The company may be removed from the index if, in the judgment of Standard & Poor's, trading in the company's shares is unlikely to resume.

     C.   Index Rebalancing / Structural Changes

             All share changes, impacting an index constituent, of 5% or more will be done as soon as reasonably possible after the data are verified and after providing a minimum 5 days notice period. Announcements will be posted on the Standard & Poor's site:
        www.globalindices.standardandpoors.com.

             Changes entailing less than 5% changes of shares will be done on a quarterly basis. The dates of share rebalancing will be the third Fridays of March, June and December. In September they will coincide with the annual reconstitution of the index and share changes will be implemented at the close of business of September 30th, effective October 1st, for the developed markets and on November 1st for emerging markets.

INDEX AVAILABILITY

     The S&P/Citigroup BMI Indexes are calculated on all weekdays throughout the year. Daily historical price and total returns are available for download from the public website: www.globalindices.standardandpoors.com. Index data are also generally available via commercial data providers, including the following major vendors: BARRA, Bloomberg, Datastream. FactSet Data Systems, Reuters, Wilshire Associates, Vestek, and Zephyr Associates.

EXCHANGE RATES AND PRICING

     WM/Reuters foreign exchange rates are taken daily at 4:00 p.m. London time, and used in the calculation of the S&P/Citigroup Global Equity Indices. These foreign exchange rates during the U.S. trading day are calculated by the WM Company based on Reuters data and appear on Reuters pages WMRA and those pages following.

     Each company's primary share listing is used to calculate index levels. Closing prices in each company's domestic market are used in the final daily index calculations. If trading in a stock is halted, the last bid or suspension price is carried forward. In cases of prolonged suspension, a dealer market or gray market price is used, if obtainable, and the issue may be deleted from the index.

     The average market capitalizations for the components of the Indexes as of March 31, 2007:

                                                               AVERAGE
                                                               MARKET
INDEX                                                      CAPITALIZATION
-----                                                      ---------------
S&P/Citigroup BMI Asia Pacific Emerging Index............  $2.20   billion
S&P/Citigroup BMI China Index............................  $1.83   billion
S&P/Citigroup BMI Emerging Markets Index.................  $1.49   billion
S&P/Citigroup BMI European Emerging Capped Index.........  $2.78   billion
S&P/Citigroup BMI Latin America Index....................  $2.35   billion
S&P/Citigroup BMI Middle East & Africa Index.............  $1.37   billion

                               S&P BRIC 40 INDEX

INDEX CRITERIA & METHODOLOGY

     A. Component Selection Criteria

             To qualify for Index inclusion, a company must first meet the minimum requirements to enter and remain in the S&P/IFC Investable (S&P/IFCI) universe, the parent index for the S&P BRIC 40 Index.

             To be added to the Index, a company must:

               - Be domiciled in constituents of the S&P/IFCI country indices for emerging markets of Brazil, Russia, India and China.

               - Have stocks with float-adjusted market capitalization above
                 US$1 billion.

               - Have stocks with three-month average daily value traded above
                 US$5 million.

             No companies are added between rebalancings. Between rebalancings, companies are removed from the Index due to corporate events such as mergers, acquisitions, takeovers or delistings.

     B.  Methodology & Liquidity

             The Index is modified market capitalization weighted and adjusted for free float, meaning that only those shares publicly available for trading are used in calculation of Index values.

             The methodology stipulates that, at rebalancing, no stock can have a weight of more than 10% in the Index and the minimum initial portfolio size that can be turned over in a single day (based on recent trading volumes) cannot be lower than US$600 million. In order to uphold these parameters, the Index uses a modified market capitalization weighting scheme. Modifications are made to market capitalization weights, if required, to reflect available float, reduce single stock concentration and enhance Index basket liquidity.

             There are basically two steps in the creation of the Index. The first is the selection of the 40 companies, as follows:

               1. All constituents of the S&P/IFCI country indices for Brazil, Russia, India and China comprise the initial selection universe.

               2. All companies that do not have a developed market listing are removed from the list.

               3. Average three-month daily value traded (hereafter referred to as "liquidity") and float-adjusted market capitalization (hereafter referred to as "market cap"), as of the reference date, are measured.

               4. All stocks with a market cap of less than US$1 billion (the "Market Cap Threshold") and/or liquidity of less than US$5 million (the "Liquidity Threshold") are removed.

               5. If a company has multiple share classes, the share class with the lower liquidity is removed.

               6. The remaining stocks are sorted in decreasing order of their float-adjusted market capitalization. The top forty become Index members.

             The second step is the weighting of the Index constituents so that at rebalancing, no stock has a weight greater than 10% (the "Maximum Weight") and the basket liquidity of each constituent is greater than US$600 million ("Basket Liquidity").

INDEX MAINTENANCE AND ISSUE CHANGES

     The Index Committee maintains the Index. The Index Committee members are all are full-time professional members of Standard & Poor's staff. The Index Committee meets as needed. At each meeting, the Index Committee reviews pending corporate actions that may affect Index constituents, statistics comparing the composition of the indices to the market, and any significant market events. In addition, the Index Committee may revise Index policy covering rules for selecting companies, share counts, the Liquidity Threshold, the Market Cap Threshold, Basket Liquidity and Maximum Weight, or other matters. In the rare event that less than 40 stocks qualify for inclusion at the rebalancing, Standard & Poor's may modify the criteria to include multiple share classes or reduce the market cap limit, in that order.

     A.  Index Rebalancing/Structural Changes

             The Index is rebalanced once a year in December. The annual rebalancing of the Index will be effective after the market close of the third Friday of December. The cut-off date for the data used in the review will be the third Friday of November. New constituents and Index shares will be made available to clients with a two-week notice.

             In addition to the annual rebalancing, there will be a mid-year review. A semi-annual rebalancing will occur only if three of the biggest 30 stocks from the eligible universe are not in the Index at the mid-year review. There will not be a semi-annual rebalancing in years when this condition is not satisfied. The cut-off date for the data used in the midyear review will be mid-May, with a mid-year rebalancing being made, if necessary, after the market close on the third Friday of June. If a mid-year rebalancing is required, new constituents and Index shares will be made available to clients with a two-week notice.

     B.  Additions

             No companies are added between rebalancings.

     C.   Deletions

             Between rebalancings, a company can be deleted from the Index due to corporate events such as mergers, acquisitions, takeovers or delistings.

INDEX AVAILABILITY

     The Index rebalancing announcements are made at 05:15PM Eastern Time three to ten business days before the effective date on S&P's website at www.indices.standardpoors.com (the "S&P Website"). No separate announcements are made for routine corporate actions whose index implications are according to a set of rules laid out in the methodology document found on the S&P Website. If required, special or unusual events may warrant a posting on the S&P Website.

INDEX PRICING

     The pricing of Index members is taken from the stocks included in the Index -- specifically their developed market listing. If a single stock is trading in multiple developed markets, only the listing from the market with most liquidity is considered. All calculations to arrive at the membership and weightings are made in U.S. dollars. The Index is calculated in U.S. dollars, with the Reuters/WM London closing fix being used to convert the local market prices to U.S. dollars.

     The average float adjusted market capitalizations for the components in the Index as of March 31, 2007:

 INDEX                AVERAGE MARKET CAPITALIZATION
 -----                -----------------------------
 S&P BRIC 40
   Index..........           US$ 17 billion

                              GENERAL INFORMATION

     The Trust was organized as a Massachusetts business trust on February 14, 2002. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Statement of Additional Information for more information concerning the Trust's form of organization.

     For purposes of the 1940 Act, Shares of the Trust are issued by the respective Funds and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in the SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

     From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of the Fund.

     Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                      WHERE TO LEARN MORE ABOUT THE FUNDS

     This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds' Shares. A Statement of Additional Information and the annual and semi-annual reports to shareholders, each of which have been or will be filed with the SEC, provide more information about the Funds. In the annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during such Fund's last fiscal year. The Statement of Additional information is incorporated herein by reference (i.e., is legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Funds' website at www.SPDRETFs.com or by calling the following number:

                      INVESTOR INFORMATION: 1-866-787-2257

     The Registration Statement, including this Prospectus, the Statement of Additional Information, and the exhibits as well as the reports may be reviewed and copied at the SECs Public Reference Room (100 F Street, NE, Washington D.C. 20549) or on the EDGAR Database on the SECs Web site (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Shareholder inquiries may be directed to the Funds in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 or by calling the Investor Information number listed above.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ANY FUND. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

     DEALERS EFFECTING TRANSACTIONS IN THE FUNDS' SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

EMINTLPROS               The Trust's Investment Company Act Number is 811-21145.